Exhbit 99.2
VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2009	2008	2009	2008

OPERATING REVENUES:
Gas utility	$306.1	$430.3	$1,066.0	$1,432.7
Electric utility	127.9	121.9	528.6	524.2
Nonutility revenues	134.6	155.1	494.3	527.8
Total operating revenues	568.6	707.3	2,088.9	2,484.7

OPERATING EXPENSES:
Cost of gas sold	177.5	297.1	618.1	983.1
Cost of fuel and purchased power	46.9	39.7	194.3	182.9
Cost of nonutility revenues	53.8	83.8	207.5	282.2
Other operating	136.4	137.9	514.0	506.3
Depreciation and amortization	53.6	49.8	211.9	192.3
Taxes other than income taxes	15.0	20.6	63.0	74.5
Total operating expenses	483.2	628.9	1,808.8	2,221.3

OPERATING INCOME	85.4	78.4	280.1	263.4

OTHER INCOME (EXPENSE):
Equity in earnings of unconsolidated affiliates	14.7	8.4	3.4	37.4
Other income (loss)- net	3.1	(0.3)	13.7	2.1
Total other income	17.8	8.1	17.1	39.5

INTEREST EXPENSE	26.0	25.4	100.0	97.8

INCOME BEFORE INCOME TAXES	77.2	61.1	197.2	205.1

INCOME TAXES	22.6	24.0	64.1	76.1

NET INCOME	$54.6	$37.1	$133.1	$129.0

AVERAGE COMMON SHARES OUTSTANDING	80.8	80.6	80.7	78.3
DILUTED COMMON SHARES OUTSTANDING	81.0	80.8	81.0	78.7

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.68	$0.46	$1.65	$1.65

DILUTED	$0.67	$0.46	$1.64	$1.63

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2009	2008	2009	2008

OPERATING REVENUES:
Gas utility	$306.1	$430.3	$1,066.0	$1,432.7
Electric utility	127.9	121.9	528.6	524.2
Other	0.4	-	1.6	1.8
Total operating revenues	434.4	552.2	1,596.2	1,958.7

OPERATING EXPENSES:
Cost of gas sold	177.5	297.1	618.1	983.1
Cost of fuel and purchased power	46.9	39.7	194.3	182.9
Other operating	76.7	82.6	304.6	300.3
Depreciation and amortization	46.1	42.3	180.9	165.5
Taxes other than income taxes	14.1	20.5	60.3	72.3
Total operating expenses	361.3	482.2	1,358.2	1,704.1

OPERATING INCOME	73.1	70.0	238.0	254.6

OTHER INCOME - NET	1.7	(0.9)	7.8	4.0

INTEREST EXPENSE	20.3	20.4	79.2	79.9

INCOME BEFORE INCOME TAXES	54.5	48.7	166.6	178.7

INCOME TAXES	18.6	18.0	59.2	67.6

NET INCOME	$35.9	$30.7	$107.4	$111.1

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	December 31,	December 31,
	2009	2008
ASSETS
Current Assets
Cash & cash equivalents	$11.9	$93.2
Accounts receivable - less reserves of $5.2 &
$5.6, respectively	162.4	226.7
Accrued unbilled revenues	144.7	197.0
Inventories	167.8	131.0
Recoverable fuel & natural gas costs	-	3.1
Prepayments & other current assets	95.1	124.6
Total current assets	581.9	775.6
Utility Plant
Original cost	4,601.4	4,335.3
Less: accumulated depreciation & amortization	1,722.6	1,615.0
Net utility plant	2,878.8	2,720.3
Investments in unconsolidated affiliates	186.2	179.1
Other utility and corporate investments	33.2	44.2
Other nonutility investments	46.2	27.4
Nonutility property - net	482.6	390.2
Goodwill - net	242.0	240.2
Regulatory assets	187.9	216.7
Other assets	33.0	39.2
TOTAL ASSETS	$4,671.8	$4,632.9
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$183.8	$266.1
Accounts payable to affiliated companies	54.1	75.2
Refundable fuel & natural gas costs	22.3	4.1
Accrued liabilities	174.7	175.0
Short-term borrowings	213.5	519.5
Current maturities of long-term debt	48.0	0.4
Long-term debt subject to tender	51.3	80.0
Total current liabilities	747.7	1,120.3
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,540.5	1,247.9
Deferred Income Taxes & Other Liabilities
Deferred income taxes	458.7	353.4
Regulatory liabilities	322.1	315.1
Deferred credits & other liabilities	205.6	244.6
Total deferred credits & other liabilities	986.4	913.1

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.1 and 81.0 shares, respectively	666.8	659.1
Retained earnings	737.2	712.8
Accumulated other comprehensive income (loss)	(6.8)	(20.3)
Total common shareholders' equity	1,397.2	1,351.6
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,671.8	$4,632.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)
	For the Twelve months ended
	December 31,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$133.1	$129.0
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	211.9	192.3
Deferred income taxes & investment tax credits	84.9	79.6
Equity in earnings of unconsolidated affiliates	(3.4)	(37.4)
Provision for uncollectible accounts	15.1	16.9
Expense portion of pension & postretirement periodic benefit cost	10.4	7.8
Other non-cash charges - net	13.3	25.4
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	96.9	(83.0)
Inventories	(36.1)	26.4
Recoverable/refundable fuel & natural gas costs	21.3	(26.2)
Prepayments & other current assets	43.1	9.8
Accounts payable, including to affiliated companies	(85.8)	65.7
Accrued liabilities	4.0	16.5
Unconsolidated affiliate dividends	12.6	15.5
Employer contributions to pension & postretirement plans	(38.5)	(15.1)
Changes in noncurrent assets	0.2	19.6
Changes in noncurrent liabilities	(33.4)	(19.6)
Net cash flows from operating activities	449.6	423.2
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt	312.5	171.4
Issuance of common stock	-	124.9
Dividend reinvestment plan & other	5.8	0.9
Requirements for:
Dividends on common stock	(108.6)	(102.6)
Retirement of long-term debt	(3.5)	(104.9)
Other financing activities	-	(0.1)
Net change in short-term borrowings	(306.0)	(37.8)
Net cash flows from financing activities	(99.8)	51.8
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	4.6	0.2
Other collections	1.5	6.4
Requirements for:
Capital expenditures, excluding AFUDC equity	(432.0)	(391.0)
Unconsolidated affiliate investments	(0.2)	(0.6)
Other investments	(5.0)	(17.4)
Net cash flows from investing activities	(431.1)	(402.4)
Net change in cash & cash equivalents	(81.3)	72.6
Cash & cash equivalents at beginning of period	93.2	20.6
Cash & cash equivalents at end of period	$11.9	$93.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2009	2008	2009	2008

REPORTED EARNINGS:
Utility Group	$35.9	$30.7	$107.4	$111.1

Non-utility Group
Energy Marketing and Services	10.0	5.6	16.0	18.0
Coal Mining	6.0	(3.0)	13.4	(4.6)
Energy Infrastructure Services	3.2	5.9	10.8	11.4
Other Businesses	(0.2)	(1.7)	(2.5)	-
Commercial Real Estate Impairment Charge	-	-	-	(5.9)
Total Non-utility Operations	19.0	6.8	37.7	18.9

Corporate and Other	(0.3)	(0.4)	(0.1)	(1.0)

Sub-Total Operations	54.6	37.1	145.0	129.0

Charge related to Liberty Gas Storage Investment	-	-	(11.9)	-

Vectren Consolidated	$54.6	$37.1	$133.1	$129.0

EARNINGS PER SHARE:
EPS FROM OPERATIONS	$0.68	$0.46	$1.80	$1.65

Charge related to Liberty Gas Storage Investment	-	-	(0.15)	-

REPORTED EPS	$0.68	$0.46	$1.65	$1.65

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended Dec 31		Ended Dec 31
	2009	2008	2009	2008

GAS OPERATING REVENUES (Millions):

Residential	$209.5	$295.5	$726.6	$959.2
Commercial	77.9	114.0	272.3	392.8
Industrial	16.8	18.9	55.9	68.8
Other Revenue	1.9	1.9	11.2	11.9
	$306.1	$430.3	$1,066.0	$1,432.7

GAS MARGIN (Millions):

Residential	$87.2	$89.5	$298.9	$292.5
Commercial	25.7	27.7	89.9	93.0
Industrial	13.4	14.0	46.8	51.2
Other	2.3	2.0	12.3	12.9
	$128.6	$133.2	$447.9	$449.6

GAS SOLD & TRANSPORTED (MMDth):

Residential	24.1	26.5	73.3	79.2
Commercial	10.9	11.7	33.2	35.6
Industrial	22.9	24.0	78.0	91.5
	57.9	62.2	184.5	206.3

AVERAGE GAS CUSTOMERS

Residential	900,977	904,163	896,516	901,131
Commercial	83,265	84,107	83,148	83,940
Industrial	1,618	1,622	1,621	1,614
	985,860	989,892	981,285	986,685

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days (Ohio)	102%	105%	103%	102%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended Dec 31		Ended Dec 31
	2009	2008	2009	2008

ELECTRIC OPERATING REVENUES (Millions):

Residential	$40.5	$37.2	$181.4	$171.0
Commercial	34.3	30.7	139.0	127.1
Industrial	41.5	33.1	165.1	150.5
Municipals	-	-	-	1.0
Other Revenue	3.1	2.8	7.7	7.7
Total Retail	119.4	103.8	493.2	457.3
Net Wholesale Revenues	8.5	18.1	35.4	66.9
	$127.9	$121.9	$528.6	$524.2

ELECTRIC MARGIN (Millions):

Residential	$29.0	$28.8	$129.7	$129.0
Commercial	22.8	22.0	92.2	89.6
Industrial	20.9	18.4	84.5	82.9
Municipals	-	-	-	-
Other	2.9	2.7	7.2	7.3
Total Retail	75.6	71.9	313.6	308.8
Net Wholesale Margin	5.4	10.3	20.7	32.5
	$81.0	$82.2	$334.3	$341.3

ELECTRICITY SOLD (GWh):

Residential	317.7	331.4	1,451.7	1,513.8
Commercial	321.0	323.5	1,309.1	1,336.7
Industrial	572.0	549.6	2,258.9	2,409.1
Municipals	-	-	-	44.3
Other Sales - Street Lighting	5.9	5.5	20.0	19.5
Total Retail	1,216.6	1,210.0	5,039.7	5,323.4
Wholesale	109.3	401.5	603.6	1,512.9
	1,325.9	1,611.5	5,643.3	6,836.3

AVERAGE ELECTRIC CUSTOMERS

Residential	122,600	122,576	122,380	122,522
Commercial	18,347	18,385	18,357	18,422
Industrial	106	103	105	103
Other	33	34	33	34
	141,086	141,098	140,875	141,081

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days (Indiana)			90%	100%
Heating Degree Days (Indiana)	100%	104%	96%	102%